GliaMed Asset Purchase	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
GliaMed Asset Purchase
GliaMed Asset Purchase
In March 2011, the Company and Jewel Merger Sub acquired assets related to certain RIL compounds from GliaMed. The Compounds were acquired pursuant to the Asset Agreement for a nominal amount, and if certain milestones noted below were met, the Company would have paid GliaMed additional consideration of up to 8,205 shares of newly designated convertible Series E Preferred, which would have been convertible into approximately 20% of the Company’s fully diluted outstanding Common Stock on an as-converted basis. The issuance of the shares was tied to the achievement of certain development and regulatory milestones. GliaMed was also eligible to receive a cash payment from the Company of $5,000,000 if a Compound was approved by the FDA or EMA in two or more clinical indications.
In May 2011, the Company received final data from the Company’s CRO, which showed that the predetermined study endpoints, as set forth in the Asset Agreement, were not met and that the LJP1485 compound did not show statistically significant improvement in the study endpoints as compared to vehicle (placebo).
The purchase was originally recorded as a long-term other asset for the intangible rights received related to the Compounds equal to the nominal amount paid to GliaMed, plus the asset acquisition costs incurred for legal services and due diligence related to the investigation of the underlying technology. As a result of the negative results in the confirmatory preclinical study in May 2011, the Company discontinued the development of LJP1485 in May 2011 and, in June 2011, the Company sold the Compounds back to GliaMed by selling all of the outstanding capital stock of Jewel Merger Sub to GliaMed for the same nominal amount that it had paid for the Compounds.
Jewel Merger Sub had no other assets or liabilities other than those relating to the Compounds and related assets and contract rights.